Exhibit 10.2
VOTING AGREEMENT
     This VOTING AGREEMENT (this “Agreement”), dated as of April 20, 2008, is by and between Grey Wolf, Inc., a Texas corporation (“Grey Wolf”), and the undersigned holder (the “Affiliate”) of shares or options to acquire shares of common stock of Basic Energy Services, Inc., a Delaware corporation (“Basic”). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement referenced below.
RECITALS:
     A. Basic, Grey Wolf and Horsepower Holdings, Inc. (“Holdings”) have entered into an Agreement and Plan of Merger dated April 20, 2008 (as the same may be amended from time to time, the “Merger Agreement”) pursuant to which Basic and Grey Wolf will merge with and into Holdings, with Holdings surviving the mergers, on the terms and subject to the conditions set forth in the Merger Agreement.
     B. As of the date hereof, Affiliate “beneficially owns” (as such term is defined in Rule 13d-3 under the Exchange Act) and Affiliate is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of common stock, par value of $0.01 per share, of Basic (the “Basic Common Stock”) set forth beneath the Affiliate’s name on the signature page hereto, as such shares may be adjusted by stock dividend, stock split, recapitalization, combination, merger, consolidation, reorganization or other change in the capital structure of Basic affecting the Basic Common Stock (such shares of Basic Common Stock, plus any other shares of Basic Common Stock the voting power over which is acquired by Affiliate and less any shares of Basic Common Stock the entire beneficial ownership in, including all voting rights with respect to, are disposed of by Affiliate, in each case during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as Affiliate’s “Subject Shares”).
     C. As an inducement to the willingness of Grey Wolf to enter into the Merger Agreement, and as an inducement and in consideration therefor, Affiliate has agreed to enter into this Agreement.
     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:
     1. Agreement to Vote the Subject Shares. Affiliate, solely in Affiliate’s capacity as a stockholder of Basic, hereby agrees that during the period commencing on the date hereof and continuing until the termination of this Agreement (such period, the “Voting Period”), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the capital stock of Basic, however called, or in connection with any written consent of the holders of any class or classes of the capital stock of Basic, Affiliate shall vote (or cause to be voted) Affiliate’s Subject Shares in favor of the approval and adoption of the terms of the Basic Proposals and each of the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof) at every meeting of the stockholders of Basic (or in connection with any written consent) at which such matters are considered and at every adjournment thereof. Any such vote shall be cast or consent shall be given by Affiliate in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Affiliate agrees not to enter into any agreement, letter of intent, agreement in principle or understanding with any person that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in this Agreement or the Merger Agreement; provided, however, that nothing in this Agreement shall be deemed to prevent Affiliate from making a bona fide disposition of the entire beneficial ownership in, including all voting rights with respect to, any or all of the Subject Shares (a “Permitted Disposition”). For the avoidance of doubt, this Agreement is intended to constitute a voting agreement entered into under Section 218(c) of the Delaware General Corporation Law for the duration of the Voting Period.
     2. Grant of Irrevocable Proxy.
     (a) Affiliate hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, Grey Wolf and each of its executive officers and any of them, in their capacities as officers of Grey Wolf (the “Grantees”), as Affiliate’s proxy and attorney-in-fact (with full power of substitution and resubstitution), for and in the name, place and stead of Affiliate, to vote the Subject Shares, to instruct nominees or record holders to vote the Subject Shares, or grant a consent or approval or dissent or disapproval in respect of such Subject Shares in accordance with Section 1 hereof and, in the discretion of the Grantees with respect to any proposed adjournments or postponements of any meeting of stockholders of Basic at which any of the matters described in Section 1 hereof is to be considered.
     (b) Affiliate represents that any proxies heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.
     (c) Affiliate hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Affiliate under this Agreement. Affiliate hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Affiliate hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of

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Section 212 of the Delaware General Corporation Law. Notwithstanding this Section 2(c), the proxy granted by Affiliate shall be revoked upon termination of this Agreement in accordance with its terms.
     (d) The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. Affiliate shall retain at all times the right to vote the Subject Shares in Affiliate’s sole discretion and without any other limitation on all matters other than those set forth in Section 1 that are at any time or from time to time presented for consideration to Basic’s stockholders generally.
     (e) Grey Wolf may terminate this proxy with respect to Affiliate at any time at its sole election by written notice provided to Affiliate.
     3. Covenants. Except for pledges in existence as of the date hereof, Affiliate agrees that, except as contemplated by the terms of this Agreement, Affiliate shall not (a) grant any proxies or powers of attorney in respect of the Subject Shares, deposit any of Affiliate’s Subject Shares into a voting trust or enter into a voting agreement with respect to any of Affiliate’s Subject Shares; or (b) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting Affiliate’s ability to perform Affiliate’s respective obligations under this Agreement, other than a Permitted Disposition. Notwithstanding the foregoing, nothing herein shall prevent Affiliate from assigning or transferring any Subject Shares beneficially owned by Affiliate to any trust, estate, family partnership, foundation (whether family, private or public) or other charitable organization (a “Permitted Transferee”) if such Permitted Transferee agrees in writing to hold any Subject Shares subject to all of the provisions of this Agreement as Affiliate hereunder.
     4. Representations and Warranties of Affiliate. Affiliate hereby represents and warrants to Grey Wolf as follows:
     (a) Due Authority. Affiliate has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Affiliate hereby represents and warrants to Grey Wolf as follows: if Affiliate is an entity, Affiliate is duly organized and validly existing under the laws of the jurisdiction of its organization, and Affiliate has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Affiliate have, if Affiliate is an entity, been duly authorized by all necessary action on the part of Affiliate, and, assuming its due authorization, execution and delivery by Grey Wolf, constitutes a valid and binding obligation of Affiliate, enforceable against Affiliate in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

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     (b) Ownership of Shares. Affiliate legally or beneficially owns the number of shares of Basic Common Stock set forth beneath Affiliate’s name on the signature page hereto. The number of shares of Basic Common Stock set forth beneath Affiliate’s name on the signature page hereto are all of the shares of Basic Common Stock legally or beneficially owned by Affiliate. Affiliate has sole voting power and sole power of disposition, in each case with respect to all of the shares of Basic Common Stock set forth beneath Affiliate’s name on the signature page hereto, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement and as otherwise noted on the signature page hereto. Also set forth on the signature page hereto is (i) the number of shares of Basic Common Stock issuable pursuant to Basic Stock Options held by Affiliate and (ii) the number of shares of Basic Restricted Stock (which have not vested) held by Affiliate.
     (c) No Conflicts. (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Affiliate and the consummation by Affiliate of the transactions contemplated hereby (it being understood that nothing herein shall prevent Affiliate’s compliance with Section 13(d) of the Exchange Act) and (ii) none of the execution and delivery of this Agreement by Affiliate, the consummation by Affiliate of the transactions contemplated hereby or compliance by Affiliate with any of the provisions hereof shall (A) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Affiliate is a party or by which Affiliate or any of Affiliate’s Subject Shares or assets may be bound, or (B) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Affiliate’s ability to perform Affiliate’s obligations under this Agreement.
     (d) Reliance by Grey Wolf. Affiliate understands and acknowledges that Grey Wolf has entered into the Merger Agreement in reliance upon the covenants contained therein requiring the execution and delivery of this Agreement by Affiliate.
     5. Representations and Warranties of Grey Wolf. Grey Wolf hereby represents and warrants to Affiliate as follows:
     (a) Due Organization, etc. Grey Wolf is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its incorporation. Grey Wolf has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Grey Wolf has been duly authorized by all necessary action on the part of Grey Wolf and, assuming its due authorization, execution and delivery by Affiliate, constitutes a valid and binding obligation of Grey Wolf, enforceable against Grey Wolf in accordance with its terms, except to the extent that its enforceability may be subject to

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applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
     (b) Conflicts. (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Grey Wolf and the consummation by Grey Wolf of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Grey Wolf, the consummation by Grey Wolf of the transactions contemplated hereby shall (A) conflict with or result in any breach of the organizational documents of Grey Wolf, (B) result in a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Grey Wolf is a party or by which Grey Wolf or any of its assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Grey Wolf’s ability to perform its obligations under this Agreement.
     (c) Reliance by Affiliate. Grey Wolf understands and acknowledges that (i) Affiliate is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Grey Wolf and (ii) that the closing of the transactions contemplated by the Merger Agreement would be of material benefit to Affiliate.
     6. Miscellaneous.
     (a) Affiliate Capacity. If Affiliate is or becomes during the term hereof a director or officer of Basic, Affiliate does not make any agreement or understanding herein in Affiliate’s capacity as such director or officer. Affiliate executes this Agreement solely in Affiliate’s capacity as the record holder or beneficial owner of Affiliate’s Subject Shares and nothing herein shall limit or affect any actions taken by Affiliate in Affiliate’s capacity as an officer or director of Basic. Without limiting the foregoing, nothing in this Agreement shall limit or affect the ability of a director or officer of Basic to take any action as may be advisable or necessary in the discharge of his or her fiduciary duties as such director or officer, and without regard to whether he or she is, without limitation, (i) a trustee or co-trustee of one or more Affiliates, (ii) an officer, consultant or other representative of a trustee or co-trustee of one or more Affiliates, or (iii) a beneficiary of one or more Affiliates.
     (b) Publication. Affiliate hereby permits Basic and Grey Wolf to publish and disclose in the Proxy Statement/Prospectus (including all documents and schedules filed with the SEC) and in other filings with the SEC Affiliate’s identity and ownership of shares of Basic Common Stock and the nature of Affiliate’s commitments, arrangements, and understandings pursuant to this Agreement.

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     (c) Further Actions. Each of the parties hereto agrees that it will use its best efforts to do all things necessary to effectuate this Agreement.
     (d) Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.
     (e) Binding Effect; Benefit; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their Permitted Transferees, heirs, estates and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, except by will or by the laws of descent and distribution, without the prior written consent of each of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer on any person, other than the parties hereto, any rights or remedies.
     (f) Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the parties hereto.
     (g) Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.
     (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.
     (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.
     (j) Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AS THEY RELATE TO THIS

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AGREEMENT. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
     (k) Headings. The descriptive headings of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.
     (l) Counterparts; Facsimiles. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. A signature transmitted by facsimile or by electronic mail in “portable document format” shall be treated for all purposes by the parties hereto as an original and shall be binding upon the party transmitting such signature without limitation.
     (m) Termination. This Agreement shall terminate, and neither Grey Wolf nor Affiliate shall have any rights or obligations hereunder, and this Agreement shall become null and void and have no effect upon the earliest to occur of (i) the mutual consent of Grey Wolf and Affiliate, (ii) the Effective Time, (iii) a Basic Acquisition Proposal Recommendation or (iv) the effective termination of the Merger Agreement pursuant to its terms; provided, further, that termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party’s breach of any of the terms of this Agreement. Notwithstanding the foregoing, Sections 6(d), 6(e), 6(h) and 6(j) shall survive the termination of this Agreement.
[Signatures on following pages]

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     IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

GREY WOLF, INC. a Texas corporation
By:	/s/ Thomas P. Richards
Name:	Thomas P. Richards
Title:	President & CEO

AFFILIATE

DLJ Merchant Banking Partners III, L.P. By: DLJ Merchant Banking III, Inc.,
Its Managing General Partner

By:	/s/ Kenneth Lohsen

Name:	Kenneth Lohsen
Title:	Vice President

Number of shares of Basic Common Stock owned: 12,650,117

Number of shares of Basic Common Stock issuable upon exercise of Basic Stock Options held: N/A

Number of shares of Basic Restricted Stock (which have not vested) held: N/A

AFFILIATE

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.

By:	/s/ Kenneth Lohsen

Name:	Kenneth Lohsen
Title:	Vice President

Number of shares of Basic Common Stock owned: 884,531

Number of shares of Basic Common Stock issuable upon exercise of Basic Stock Options held: N/A

Number of shares of Basic Restricted Stock (which have not vested) held: N/A

AFFILIATE

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III-1, C.V. and as attorney-in-fact for
DLJ Merchant Banking III, L.P., as Associate General Partner of
DLJ Offshore Partners III-1, C.V.

By:	/s/ Kenneth Lohsen

Name:	Kenneth Lohsen
Title:	Vice President

Number of shares of Basic Common Stock owned: 228,284

Number of shares of Basic Common Stock issuable upon exercise of Basic Stock Options held: N/A

Number of shares of Basic Restricted Stock (which have not vested) held: N/A

AFFILIATE

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III-2, C.V. and as attorney-in-fact for
DLJ Merchant Banking III, L.P., as Associate General Partner of
DLJ Offshore Partners III-2, C.V.

By:	/s/ Kenneth Lohsen

Name:	Kenneth Lohsen
Title:	Vice President

Number of shares of Basic Common Stock owned: 162,622

Number of shares of Basic Common Stock issuable upon exercise of Basic Stock Options held: N/A

Number of shares of Basic Restricted Stock (which have not vested) held: N/A

AFFILIATE

DLJ Merchant Banking III, Inc., as General Partner DLJ Merchant
Banking III, L.P. and as attorney-in-fact for DLJ Merchant Banking III, L.P. as Managing Limited Partner for and on behalf of DLJ MB PartnersIII GmbH & Co. KG

By:	/s/ Kenneth Lohsen

Name:	Kenneth Lohsen
Title:	Vice President

DLJ MB GmbH, as General Partner for and on behalf of DLJ MB PartnersIII GmbH & Co. KG

By:	/s/ Kenneth Lohsen

Name:	Kenneth Lohsen
Title:	Director

Number of shares of Basic Common Stock owned: 107,898

Number of shares of Basic Common Stock issuable upon exercise of Basic Stock Options held: N/A

Number of shares of Basic Restricted Stock (which have not vested) held: N/A

AFFILIATE

Millennium Partners II, L.P. By: DLJ Merchant Banking III, Inc.,
Its Managing General Partner

By:	/s/ Kenneth Lohsen

Name:	Kenneth Lohsen
Title:	Vice President

Number of shares of Basic Common Stock owned: 21,516

Number of shares of Basic Common Stock issuable upon exercise of Basic Stock Options held: N/A

Number of shares of Basic Restricted Stock (which have not vested) held: N/A

AFFILIATE

DLJ ESC II, L.P. By: DLJ LBO Plans Management Corporation,
Its General Partner

By:	/s/ Kenneth Lohsen

Name:	Kenneth Lohsen
Title:	Vice President

Number of shares of Basic Common Stock owned: 1,493,185

Number of shares of Basic Common Stock issuable upon exercise of Basic Stock Options held: N/A

Number of shares of Basic Restricted Stock (which have not vested) held: N/A

AFFILIATE

DLJMB Funding III, Inc.

By:	/s/ Kenneth Lohsen

Name:	Kenneth Lohsen
Title:	Vice President

Number of shares of Basic Common Stock owned: 132,220

Number of shares of Basic Common Stock issuable upon exercise of Basic Stock Options held: N/A

Number of shares of Basic Restricted Stock (which have not vested) held: N/A

AFFILIATE

MBP III Plan Investors, L.P. By: DLJ LBO Plans Management Corporation II,
Its General Partner

By:	/s/ Kenneth Lohsen

Name:	Kenneth Lohsen
Title:	Vice President

Number of shares of Basic Common Stock owned: 2,379,051

Number of shares of Basic Common Stock issuable upon exercise of Basic Stock Options held: N/A

Number of shares of Basic Restricted Stock (which have not vested) held: N/A